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J.P. MORGAN FUNDS
J.P. MORGAN INSTITUTIONAL FUNDS


Supplement dated April 12, 2001 to the J.P. Morgan U.S. Equity Funds and the J.P. Morgan Institutional U.S. Equity Funds combined Prospectuses dated March 1, 2001


The second paragraph under the heading "Portfolio Management" on page 4 with respect to U.S. Equity Fund is hereby replaced with the following:


The portfolio management team is comprised of 24 research analysts, who select stocks in their respective sectors using the investment process described on page 13. Henry D. Cavanna, managing director, and James H. Russo, vice president and CFA, oversee the portfolio and manage its cash flows. Mr. Cavanna has been at J.P. Morgan since 1971. He served as manager of U.S. equity portfolios prior to managing the fund. Mr. Russo has been at J.P. Morgan since 1994 and previously served in the equity research group as an analyst covering consumer cyclical stocks.